Exhibit 4.2

christoper & banks® COMMON SHARES COMMON SHARES Christopher & Banks Corporation INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFIES THAT This certificate is transferable in South Saint Paul, MN CUSIP 171046 105 See reverse for certain information is the owner of FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF Christopher & Banks Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent & Registrar. IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by its duly authorized officers. Dated: PRESIDENT AND CHIEF EXECUTIVE OFFICER SECRETARY COUNTERSIGNED AND REGISTERED: WELLS FARGO BANK, N.A. SOUTH ST. PAUL, MN TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE

The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM —as tenants in common UNIF GIFT MIN ACT— . . . . . . . . Custodian . . . . . . . . (Cust) (Minor) TEN ENT —as tenants by the entireties under Uniform Gifts to Minors JT TEN —as joint tenants with right of Act . . . . . . . . . . . . . . . . . . . . survivorship and not as tenants (State) in common Additional abbreviations may also be used though not in the above list. For value received hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED BY: